March 31, 2022

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 0.97% and 0.91%, respectively, in the first quarter of 2022, trailing the Russell 1000 Value Index (Russell Value) which declined 0.74%. The one year advances for SSHFX of 10.07% and for SSHVX of 10.30% were behind the Russell Value’s 11.67%. As long term investors, we highlight that Sound Shore’s 30 year annualized returns of 10.19% and 10.45%, for SSHFX and SSHVX, respectively, as of March 31, 2022, were ahead of the Russell Value at 10.17%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

We entered 2022 anticipating that the Federal Reserve would raise interest rates and with consumers feeling the bite of rising prices at the pump and the grocery store. Over more than four decades of managing portfolios we’ve observed that the Fed’s transition to increasing rates requires investor patience, while keeping a keen eye on the impact it has on the economy. This time is likely no different. As inflation began tracking higher than Fed expectations, the market priced in more aggressive central bank tightening and investors braced for a slowing economy. Meanwhile, continued supply chain disruption and climbing oil prices were exacerbated by the tragic war in Ukraine and resulting sanctions from the international community, leading to a more volatile environment. The Sound Shore Fund’s portfolio finished slightly behind the Russell Value for the three month period.

Energy was the best performing sector which was reflected in our top contributors, including low cost oil and gas producer Coterra Energy which benefitted from disciplined capital spending and rising prices. Likewise, energy technology provider Baker Hughes finished higher, driven by stronger than expected order growth in its liquid natural gas (LNG) turbo-machinery segment and increasing global rig count. Both companies have strong balance sheets with little debt and are returning capital via dividends and stock repurchases. Soaring energy prices and Europe’s unfortunate reliance on Russian supply reinforced our belief that low cost natural gas is both a strategic and economic advantage for the United States. Over the last several years, the pandemic, supply disruptions and lack of investment, along with extreme weather conditions had already driven prices higher. Still, natural gas is expected to play a critical role in the transition to renewable energy sources and these two investments benefit from the increased demand.

Baker is the dominant player in LNG projects and its growing backlog is a positive indicator of how this business may drive future earnings. They are also a leader in carbon capture technology and the development of hydrogen as a clean, alternative fuel source. Carbon capture technology is considered critical to delivering CO2 reductions needed to meet global climate and net-zero emissions targets. Applicable to both the energy and industrial sectors, carbon capture is among the most promising de-carbonization solutions for both existing facilities and new greenfield projects. We were able to purchase the stock at a below normal valuation and an attractive 8% free cash flow yield and we remain positive on its future prospects.

Another strong performer for the quarter was property and casualty insurer Alleghany Corp. Often referred to as a mini-Berkshire Hathaway, we initiated the Alleghany position during the COVID-19 selloff of March 2020 when the stock was trading at a below normal 12 times earnings and at a discount to tangible book value. Under the leadership of CEO Joseph Brandon,

(former CEO of General Re, a Berkshire insurance company), Alleghany’s core property and casualty insurance businesses are capitalizing on industry pricing gains. Meanwhile, the company’s noninsurance business, Alleghany Capital, has accumulated a diverse group of increasingly profitable divisions in industrial parts, machine tools, hotels, toys and funeral services. Apparently Warren Buffett agreed with us and at the end of March, Berkshire Hathaway (also a portfolio holding) struck an agreement to buy Alleghany for $11.6 billion, a 25% premium.

Detractors for the period included two of our technology names which sold off along with the sector. Mobility technology supplier Vontier was lower despite earnings that beat estimates as investor debate focused on the longer term earnings power for Vontier’s division that sells equipment to convenience stores. The company offers environmental sensors, fueling equipment, field payment hardware, remote management and workflow software, vehicle tracking, and fleet management software solutions. Led by a strong management team with a track record of continuous improvement, we believe Vontier will steadily expand margins and grow market share. Attractively valued at 8 times earnings, we added to our position and Vontier remains a holding.

Similarly, analog chip supplier NXP Semiconductors declined even though the company reported above consensus revenue growth. A leading chip maker for infrastructure and automotive applications, we view NXP as a “new industrial,” uniquely positioned to benefit from increased chip content per application/vehicle. This includes electric and autonomous vehicles and more broadly, connectivity and the internet of things. We added the stock to the portfolio during the volatile fourth quarter of 2018 at just 10 times earnings. Today, NXP is still valued at a very reasonable 14 times earnings.

Short-term changes that have resulted from the tragic war in Ukraine led us to trim exposure to holdings we felt had uncertain outcomes in a stalled European economy. Additionally, we took profits in names that hit our target valuation in financial services, health care and energy. Meanwhile, indiscriminate selling provided the opportunity to add to existing holdings and initiate new positions with less exposure to European end markets. While never easy to go through, periods of market correction have often presented opportunities for Sound Shore to achieve attractive returns in the years to follow. In fact, the current environment is providing a remarkably robust set of opportunities that we have not seen in some time.

We are continuously researching stocks that are cheap versus their historic norms and the market, where value is building ahead of expectations. Today, our emphasis on stock-specific sources of outperformance should prove as relevant as ever. While the duration of central bank and fiscal stimulus and the pace of inflation will be important factors to monitor, it’s very important to know what you own and maintain discipline when volatility rises. We believe our portfolio, with an average twelve month forward P/E ratio of 10.7 times versus the Standard & Poor’s 500 Index of 19.4 times and the Russell Value of 15.1 times, is well positioned with strong balance sheets and better free cash flow.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2022 were 10.07%, 9.60%, and 11.45%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 10.30%, 9.79%, and 11.64%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.84% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2022. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/22: Alleghany Corp.: 2.53%; Baker Hughes Company: 2.34%; Berkshire Hathaway, Inc. Class B: 2.59%; Coterra Energy Inc.: 2.36%; NXP Semiconductors NV: 3.42%; and Vontier Corporation: 2.63%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/22 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
MARCH 31, 2022

	Share Amount	Value
Common Stock (97.4%) (a)
Communication Services (4.3%)
Alphabet, Inc., Class A (b)	10,875	$30,247,181
Verizon Communications, Inc.	409,945	20,882,598
		51,129,779
Consumer Discretionary (16.1%)
Aptiv PLC (b)	252,870	30,271,068
General Motors Co. (b)	673,365	29,452,985
Lennar Corp., Class A	462,970	37,579,275
PVH Corp.	480,840	36,837,153
Tempur Sealy International, Inc.	901,170	25,160,666
Victoria's Secret & Co. (b)	575,770	29,571,547
		188,872,694
Consumer Staples (2.1%)
Conagra Brands, Inc.	742,375	24,921,529

Energy (4.7%)
Baker Hughes Co.	755,520	27,508,483
Coterra Energy, Inc.	1,029,775	27,773,032
		55,281,515
Financials (20.8%)
Alleghany Corp. (b)	35,145	29,767,815
Bank of America Corp.	771,135	31,786,185
Berkshire Hathaway, Inc., Class B (b)	86,215	30,426,136
Capital One Financial Corp.	253,930	33,338,470
Morgan Stanley	414,970	36,268,378
SVB Financial Group (b)	73,440	41,086,008
Wells Fargo & Co.	857,460	41,552,511
		244,225,503
Health Care (25.6%)
Anthem, Inc.	54,020	26,535,704
Cigna Corp.	103,950	24,907,459
DENTSPLY SIRONA, Inc.	593,260	29,200,257
Elanco Animal Health, Inc. (b)	1,448,220	37,784,060
Hologic, Inc. (b)	350,410	26,918,496

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2022

	Share Amount	Value
Health Care (25.6%) (continued)
Merck & Co., Inc.	432,610	$35,495,650
Organon & Co.	1,046,335	36,548,482
Perrigo Co. PLC	1,285,350	49,396,001
Pfizer, Inc.	664,950	34,424,462
		301,210,571
Industrials (3.1%)
PACCAR, Inc.	414,640	36,517,345

Information Technology (14.7%)
Flex, Ltd. (b)	2,953,300	54,783,715
NXP Semiconductors NV	217,180	40,195,674
Oracle Corp.	565,990	46,824,353
Vontier Corp.	1,219,490	30,962,851
		172,766,593
Materials (2.1%)
International Paper Co.	539,350	24,891,002

Utilities (3.9%)
Vistra Corp.	1,989,180	46,248,435
Total Common Stock (97.4%) (cost $927,304,103)		1,146,064,966

Short-Term Investment (2.6%)
Money Market Fund (2.6%)
First American Government Obligations Fund, Class X, 0.19% (c)	30,369,894	30,369,894
Total Short-Term Investment (2.6%) (cost $30,369,894)		30,369,894

Investments, at value (100.0%) (cost $957,673,997)		$1,176,434,860
Other Assets Less Liabilities (0.0%)		164,287
Net Assets (100.0%)		$1,176,599,147

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(b)	Non-income producing security.

(c)	Percentage disclosed reflects the money market fund’s class X shares 7-day yield as of March 31, 2022.

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2022

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2022

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2022:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,146,064,966	$–	$–	$1,146,064,966
Money Market Fund	30,369,894	–	–	30,369,894
Total Investments	$1,176,434,860	$–	$–	$1,176,434,860

At March 31, 2022, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2022

3. Subsequent Events (continued)

from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania